EX-99.(a)(130)

AMENDMENT NO. 131

TO THE

DECLARATION OF TRUST

OF

GOLDMAN SACHS TRUST

This AMENDMENT NO. 131 to the AGREEMENT AND DECLARATION OF TRUST (the “Declaration”) as amended, dated the 28th day of January, 1997 of Goldman Sachs Trust (the “Trust”) is made by the Trustees named below as of February 12, 2026:

WHEREAS, the Trustees have established the Trust for the investment and reinvestment of funds contributed thereto; and

WHEREAS, the Trustees divided the beneficial interest in the Trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series and Classes; and

WHEREAS, the Trustees desire to establish and designate an additional Share Class to be known as SEI Class Shares with respect to the Goldman Sachs Financial Square Government Fund; and

WHEREAS, the Trustees desire to redesignate the Share Class known as Mosaic Class Shares with respect to the Goldman Sachs Government Money Market Fund 2 Fund to “Institutional Shares”; and

WHEREAS, the Trustees desire to rename the Goldman Sachs Government Money Market Fund 1 the “Goldman Sachs Central Government Fund,” effective immediately; and

WHEREAS, the Trustees desire to rename the Goldman Sachs Government Money Market Fund 2 the “Goldman Sachs Government Fund Series II.” effective immediately; and

NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend Article V, Section 1 of the Declaration in its entirety as follows:

The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 82 Series: Goldman Sachs Central Government Fund, Goldman Sachs Government Fund Series II, Goldman Sachs Stablecoin Reserves Fund, Goldman Sachs Investor Tax-Exempt California Money Market Fund, Goldman Sachs Investor Tax-Exempt New York Money Market Fund, Goldman Sachs Emerging Markets Equity ex. China Fund, Goldman Sachs Strategic Volatility Premium Fund, Goldman Sachs Clean Energy Income Fund, Goldman Sachs Income Fund, Goldman Sachs Municipal Income Completion Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs Energy Infrastructure Fund, Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Managed Beta Fund,

Goldman Sachs Tactical Tilt Overlay Fund, Goldman Sachs Small/Mid Cap Equity Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Short Duration High Yield Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Bond Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Dynamic Bond Fund, Goldman Sachs Emerging Markets Credit Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Large Cap Equity Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs China Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Mid Cap Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Allocation Fund, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Conservative Allocation Fund, Goldman Sachs Moderate Allocation Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, and Goldman Sachs Financial Square Treasury Instruments Fund (the “Existing Series”). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:	Goldman Sachs Investor Tax-Exempt California Money Market Fund, Goldman Sachs Investor Tax-Exempt New York Money Market Fund, Goldman Sachs Emerging Markets Equity ex. China Fund, Goldman Sachs Clean Energy Income Fund, Goldman Sachs Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs Energy Infrastructure Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Small/Mid Cap Equity Fund, Goldman Sachs Short Duration High Yield Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Bond Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Dynamic Bond Fund, Goldman Sachs Emerging Markets Credit Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S.

Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Large Cap Equity Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs China Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Mid Cap Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Allocation Fund, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Conservative Allocation Fund, Goldman Sachs Moderate Allocation Fund, and Goldman Sachs Short-Term Conservative Income Fund.

Class C Shares:	Goldman Sachs Emerging Markets Equity ex. China Fund, Goldman Sachs Clean Energy Income Fund, Goldman Sachs Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs Energy Infrastructure Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Small/Mid Cap Equity Fund, Goldman Sachs Short Duration High Yield Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Bond Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Dynamic Bond Fund, Goldman Sachs Emerging Markets Credit Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Large Cap Equity Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs China Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Mid Cap Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Allocation Fund, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Conservative Allocation Fund, and Goldman Sachs Moderate Allocation Fund.

Institutional Shares:	Goldman Sachs Central Government Fund, Goldman Sachs Government Fund Series II, Goldman Sachs Stablecoin Reserves Fund, Goldman Sachs Investor Tax-Exempt California Money Market Fund, Goldman Sachs Investor Tax-Exempt New York Money Market Fund, Goldman Sachs Emerging Markets Equity ex. China Fund, Goldman Sachs Strategic Volatility Premium Fund, Goldman Sachs Clean Energy Income Fund, Goldman Sachs Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs Energy Infrastructure Fund, Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Financial

Square Federal Instruments Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Managed Beta Fund, Goldman Sachs Tactical Tilt Overlay Fund, Goldman Sachs Small/Mid Cap Equity Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Short Duration High Yield Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Bond Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Dynamic Bond Fund, Goldman Sachs Emerging Markets Credit Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Large Cap Equity Fund, Goldman Sachs Cap Large Growth Insights Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs China Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Mid Cap Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Growth Allocation Fund, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Conservative Allocation Fund, and Goldman Sachs Moderate Allocation Fund.

Service Shares:	Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investor Tax-Exempt California Money Market Fund, Goldman Sachs Investor Tax-Exempt New York Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Bond Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Large Cap Equity Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs China Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Mid Cap Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Growth Allocation Fund, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Conservative Allocation Fund, Goldman Sachs Moderate Allocation Fund, and Goldman Sachs Enhanced Income Fund.

Administration Shares:	Goldman Sachs Investor Tax-Exempt California Money Market Fund, Goldman Sachs Investor Tax-Exempt New York Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Enhanced Income Fund.

Preferred Administration Shares:	Goldman Sachs Investor Tax-Exempt California Money Market Fund, Goldman Sachs Investor Tax-Exempt New York Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, and Goldman Sachs Financial Square Treasury Instruments Fund.

Cash Management Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Financial Square Treasury Obligations Fund.

Select Shares:	Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Treasury Solutions Fund, and Goldman Sachs Financial Square Treasury Instruments Fund.

Capital Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Treasury Solutions Fund, and Goldman Sachs Financial Square Treasury Instruments Fund.

Separate Account Institutional Shares:	Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, and Goldman Sachs Municipal Income Completion Fund.

Class R Shares:	Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Emerging Markets Equity ex. China Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Energy Infrastructure Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Small/Mid Cap Equity Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Bond Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Dynamic Bond Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Large Cap Equity Fund, Goldman Sachs Mid Cap Growth Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Conservative Allocation Fund, Goldman Sachs Moderate Allocation Fund, Goldman Sachs Growth Allocation Fund, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Bond Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, and Goldman Sachs Absolute Return Tracker Fund.

Investor Shares:	Goldman Sachs Emerging Markets Equity ex. China Fund, Goldman Sachs Clean Energy Income Fund, Goldman Sachs Income Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs Energy Infrastructure Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs China Equity Fund, Goldman Sachs Small/Mid Cap Equity Fund, Goldman Sachs Short Duration High Yield Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Bond Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Dynamic Bond Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Large Cap Equity Fund, Goldman Sachs Mid Cap Growth Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Conservative Allocation Fund, Goldman Sachs Moderate Allocation Fund, Goldman Sachs Growth Allocation Fund, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Income Strategy Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Bond Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Credit Fund, and Goldman Sachs Global Core Fixed Income Fund.

Premier Shares:	Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Financial Square Treasury Obligations Fund.

Resource Shares:	Goldman Sachs Financial Square Government Fund and Goldman Sachs Financial Square Treasury Obligations Fund.

Class R6 Shares:	Goldman Sachs Emerging Markets Equity ex. China Fund, Goldman Sachs Clean Energy Income Fund, Goldman Sachs Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs China Equity Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs Emerging Markets Credit Fund, Goldman Sachs Short Duration High Yield Fund, Goldman Sachs Global Managed Beta Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Tactical Tilt Overlay Fund, Goldman Sachs Tax-Advantaged Global Equity Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Energy Infrastructure Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return

Tracker Fund, Goldman Sachs Conservative Allocation Fund, Goldman Sachs Bond Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Large Cap Equity Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Bond Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Government Income Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Moderate Allocation Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Mid Cap Growth Fund, Goldman Sachs Small/Mid Cap Equity Fund, Goldman Sachs Growth Allocation Fund, Goldman Sachs Dynamic Bond Fund, Goldman Sachs High Yield Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs U.S. Mortgages Fund.

Class P Shares:	Goldman Sachs Emerging Markets Equity ex. China Fund, Goldman Sachs Strategic Volatility Premium Fund, Goldman Sachs Clean Energy Income Fund, Goldman Sachs Income Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs China Equity Fund, Goldman Sachs Conservative Allocation Fund, Goldman Sachs Bond Fund, Goldman Sachs Large Cap Equity Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs Enhanced Income Fund, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs International Equity ESG Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Government Income Fund, Goldman Sachs Moderate Allocation Fund, Goldman Sachs Mid Cap Growth Fund, Goldman Sachs Growth Allocation Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Emerging Markets Credit Fund, Goldman Sachs Short Duration High Yield Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Energy Infrastructure Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Bond Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Small/Mid Cap Equity Fund, Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Dynamic Bond Fund, Goldman Sachs International Equity Income Fund, Goldman Sachs Tactical Tilt Overlay Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs U.S. Mortgages Fund, and Goldman Sachs U.S. Tax-Managed Equity Fund.

Drexel Hamilton Class Shares:	Goldman Sachs Financial Square Government Fund.

Loop Class Shares:	Goldman Sachs Financial Square Government Fund and Goldman Sachs Financial Square Treasury Instruments Fund.

Seelaus Class Shares:	Goldman Sachs Financial Square Government Fund and Goldman Sachs Financial Square Treasury Instruments Fund.

Class D Shares:	Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Financial Square Federal Instruments Fund.

Class Token Shares:	Goldman Sachs Financial Square Treasury Instruments Fund.

SEI Class Shares:	Goldman Sachs Financial Square Government Fund.

/s/ Cheryl K. Beebe	/s/ Dwight L. Bush
Cheryl K. Beebe	Dwight L. Bush
as Trustee and not individually	as Trustee and not individually

/s/ Kathryn A. Cassidy	/s/ John G. Chou
Kathryn A. Cassidy	John G. Chou
as Trustee and not individually	as Trustee and not individually

/s/ Joaquin Delgado	/s/ Eileen H. Dowling
Joaquin Delgado	Eileen H. Dowling
as Trustee and not individually	as Trustee and not individually

/s/ Lawrence Hughes	/s/ John F. Killian
Lawrence Hughes	John F. Killian
as Trustee and not individually	as Trustee and not individually

/s/ Steven D. Krichmar	/s/ Michael Latham
Steven D. Krichmar	Michael Latham
as Trustee and not individually	as Trustee and not individually

/s/ James A. McNamara	/s/ Lawrence W. Stranghoener
James A. McNamara	Lawrence W. Stranghoener
as Trustee and not individually	as Trustee and not individually

/s/ Gregory G. Weaver
Gregory G. Weaver
as Trustee and not individually

9